                                 --------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported) February 25, 2004
                                                        -----------------

                                   AMARU, INC.
    -------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)

                                     Nevada
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
----------------------                        ----------------------------------
Commission File Number                        IRS Employer Identification Number

      112 Middle Road, #08-01 Middle House,  Singapore 188970

          -------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
--------------------------------------------------------------------------------

ITEM 5.      OTHER EVENTS.
-------      -------------

         Amaru, Inc. (the "Registrant") filed on May 12, 2004 the amendment to its Articles of Incorporation, increasing its authorized common stock to 200 million shares.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------      -------------------------------------------------------------------

         Amaru, Inc. (the "Registrant") has previously filed its Current Report on Form 8-K dated February 25, 2004, without certain financial statements required by Item 7 of such Form 8-K/ The Registrant hereby amends the Current Report on Form 8-K to file such financial statements.

         Item 7, subparagraph (o) of the Report dated February 25, 2004, is hereby amended to read as follows:

Independent Auditors' Report of Mendoza Berger & Company, LLP.

Balance Sheets as of December 31, 2003 and December 31, 2002

Statements of Operations for the Fiscal Years Ended December 31, 2003 and December 31, 2002

Statement of Changes in Stockholders' Equity for the fiscal years ended December 31, 2003 and 2002.

Statements of Cash Flows for the Fiscal Year Ended December 31, 2003 and
  December 31, 2002.

Notes to Financial Statements

                               M2B WORLD PTE. LTD.
                       (FORMERLY KNOWN AS M2B.COM PTE LTD)
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                                TABLE OF CONTENTS

Independent Auditors' Report...................................................1

Balance Sheets.................................................................2

Statements of Income...........................................................3

Statement of Changes in Stockholders' Equity...................................4

Statements of Cash Flows.......................................................5

Notes to Financial Statements..................................................6

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
M2B World Pte. Ltd.  (Formerly known as M2B.Com Pte Ltd)

We have audited the accompanying balance sheets of M2B World Pte. Ltd. (Formerly known as M2B.Com Pte Ltd) (a Singapore corporation) as of December 31, 2003 and 2002, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M2B World Pte. Ltd. as of December 31, 2003 and 2002 and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

MENDOZA BERGER & COMPANY, LLP

Irvine, California
May 14, 2004


                                              M2B WORLD PTE. LTD.
                                      (FORMERLY KNOWN AS M2B.COM PTE LTD)
                                                BALANCE SHEETS
                                          DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------

                                                    ASSETS
                                                                                   2003             2002
                                                                               ------------     ------------
Current assets:
    Cash and cash equivalents                                                  $    60,307      $    57,700
    Accounts receivable                                                             14,097          557,331
    Other receivable                                                                20,554               --
    Prepaid expenses                                                                33,758           34,304
    Deposits                                                                            --           15,868
                                                                               ------------     ------------

        Total current assets                                                       128,716          665,203

Non-current assets:
    Property and equipment, net                                                     18,866           48,725
    Product development, net                                                       297,402          396,681
    Investment at equity                                                         1,403,493               --
    Other                                                                            2,708            2,708
                                                                               ------------     ------------

        Total assets                                                           $ 1,851,185      $ 1,113,317
                                                                               ============     ============

                                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                           $    64,738      $     8,246
    Accounts payable - related parties                                             423,444              476
    Advances from parent                                                            55,518           53,792
    Line of credit                                                                  58,188           45,330
    Term loan - current portion                                                      5,007           14,224
    Income tax payable                                                              36,994           15,930
                                                                               ------------     ------------

        Total current liabilities                                                  643,889          137,998

Non-current liabilities:
    Term loan - non-current portion                                                     --            4,356
                                                                               ------------     ------------

        Total liabilities                                                          643,889          142,354
                                                                               ------------     ------------

Commitments and Contingencies                                                           --               --

Stockholders' equity:
    Common stock:
      Series A - $0.0171428 par value; 10,000,000 shares authorized;
         10,000,000 shares issued and outstanding at December 31, 2003
         and 2002, respectively                                                    171,428          171,428
      Series B - $0.10 par value; 1,000,000 shares authorized; 1,000,000 shares issued and outstanding at December 31, 2003 and 2002,
         respectively                                                              100,000          100,000
      Series C - $0.25 par value; 2,000,000 shares authorized; 2,000,000 shares issued and outstanding at December 31, 2003 and 2002,
         respectively                                                              500,000          500,000
      Series D - $0.38 par value; 1,300,000 and 0 shares authorized;
         300,000 and 0 shares issued and outstanding at December 31, 2003
         and 2002, respectively                                                    114,000               --
      Common stock subscribed, 337,513 and 218,011 shares at December
          31, 2003 and 2002, respectively                                          128,255           82,844
      Accumulated other comprehensive income (loss)                                 32,917           (4,475)
      Retained earnings                                                            160,696          121,166
                                                                               ------------     ------------

        Total stockholders' equity                                               1,207,296          970,963
                                                                               ------------     ------------

        Total liabilities and stockholders' equity                             $ 1,851,185      $ 1,113,317
                                                                               ============     ============

                   The accompanying notes are an integral part of these financial statements


                                    M2B WORLD PTE. LTD.
                           (FORMERLY KNOWN AS M2B.COM PTE LTD)
                                   STATEMENTS OF INCOME
                      FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------

                                                               2003               2002
                                                          -------------      -------------
Revenue:
    Licensing and advertising                             $    998,238       $    352,744
    E-commerce                                                      --             52,342
    Subscription and related services                            6,800              8,777
                                                          -------------      -------------

        Total revenues                                       1,005,038            413,863

Cost of services                                               475,525             40,422
                                                          -------------      -------------

Gross profit                                                   529,513            373,441

Operating and administrative expenses:
    Operating expenses                                         298,150            144,549
    General and administrative                                 160,582            143,436
                                                          -------------      -------------

        Total operating and administrative expenses            458,732            287,985

Other income (expense):
    (Loss) gain on sale and disposal of fixed assets            (7,530)             2,283
    Interest income                                                661                 --
    Other income                                                    44                 --
    Interest expense                                            (3,874)            (2,380)
                                                          -------------      -------------

        Total other income (expenses)                          (10,699)               (97)
                                                          -------------      -------------

Income before provision for income taxes                        60,082             85,359

Provision for income taxes                                     (20,552)           (15,930)
                                                          -------------      -------------

     Net income                                           $     39,530       $     69,429
                                                          =============      =============

Earnings per share                                        $       0.00       $       0.01
                                                          =============      =============

Weighted average number of common shares outstanding        13,033,699         12,465,753
                                                          =============      =============

         The accompanying notes are an integral part of these financial statements

                                                        M2B WORLD PTE. LTD.
                                                (FORMERLY KNOWN AS M2B.COM PTE LTD)
                                           STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                          FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      COMMON STOCK
                               --------------------------------------------------------------------------------------------
                                     SERIES A                SERIES B                SERIES C                 SERIES D
                               ---------------------   --------------------    --------------------     -------------------
                                 NUMBER                  NUMBER                 NUMBER                  NUMBER
                                   OF                      OF                     OF                      OF
                                 SHARES     AMOUNT       SHARES     AMOUNT      SHARES      AMOUNT      SHARES       AMOUNT
                               ---------  ----------   ---------   ---------   ---------  ----------    --------  ----------
Balance at December 31, 2001  10,000,000  $  171,428          --  $       --   2,000,000  $  500,000          --  $       --

Common stock issued for cash          --          --   1,000,000     100,000          --          --          --          --

Common stock subscribed at
   various dates                      --          --          --          --          --          --          --          --

Net income                            --          --          --          --          --          --          --          --

Foreign currency translation
   adjustments                        --          --          --          --          --          --          --          --

Total comprehensive income            --          --          --          --          --          --          --          --
                               ---------  ----------   ---------   ---------   ---------  ----------    --------  ----------
Balance at December 31, 2002  10,000,000     171,428   1,000,000     100,000   2,000,000     500,000          --          --

Common stock issued for cash          --          --          --          --          --          --     300,000     114,000

Common stock subscribed at
   various dates                      --          --          --          --          --          --          --          --

Net income                            --          --          --          --          --          --          --          --

Foreign currency translation
   adjustments                        --          --          --          --          --          --          --          --

Total comprehensive income            --          --          --          --          --          --          --          --
                               ---------  ----------   ---------  ----------   ---------  ----------    --------  ----------
Balance at December 31, 2003   10,000,00  $  171,428   1,000,000  $  100,000   2,000,000  $  500,000     300,000  $  114,000
                               =========  ==========   =========  ==========   =========  ==========    ========  ==========
(continued)

                                                              ACCUMULATED
                                   COMMON                        OTHER           TOTAL
                                   STOCK         RETAINED    COMPREHENSIVE    STOCKHOLDERS'
                                 SUBSCRIBED      EARNINGS    INCOME (LOSS)       EQUITY
                                -----------    -----------    -----------     -----------
Balance at December 31, 2001    $        --    $    51,737    $        --     $   723,165

Common stock issued for cash             --             --             --         100,000

Common stock subscribed at
   various dates                     82,844             --             --          82.844

Net income                               --         69,429             --          69,429

Foreign currency translation
   adjustments                           --             --         (4,475)         (4,475)
                                                                              -----------
Total comprehensive income               --             --             --          64,954
                                -----------    -----------    -----------     -----------

Balance at December 31, 2002         82,844        121,166         (4,475)        970,963

Common stock issued for cash             --             --             --         114,000

Common stock subscribed at
   various dates                     45,411             --             --          45,411

Net income                               --         39,530             --          39,530

Foreign currency translation
   adjustments                           --             --         37,392          37,392
                                                                              -----------
Total comprehensive income               --             --             --          76,922
                                -----------    -----------    -----------     -----------

Balance at December 31, 2003    $   128,255    $   160,696    $    32,917     $ 1,207,296
                                ===========    ===========    ===========     ===========

                             The accompanying notes are an integral part of these financial statements

                                                                4


                                         M2B WORLD PTE. LTD.
                                 (FORMERLY KNOWN AS M2B.COM PTE LTD)
                                      STATEMENTS OF CASH FLOWS
                           FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------

                                                                   2003           2002
                                                              ------------    ------------
Cash flows from operating activities:
   Net income                                                 $    39,530     $    69,429

Adjustments to reconcile net loss to net cash provided by
operating activities:
    Amortization                                                  115,914         123,126
    Depreciation                                                   24,689          32,617
    (Gain) loss on disposition of fixed assets                      7,530          (2,283)
    Other non-cash items                                           37,392          10,818
Changes in assets and liabilities:
    Accounts receivable and other receivable                      522,680        (412,312)
    Prepaid expenses                                                  546          (3,225)
    Deposits                                                       15,868          (2,629)
    Accounts payable and related party                            479,460         (28,119)
    Income tax payable                                             21,064          15,930
                                                              ------------    ------------

       Net cash provided by (used in) operating activities      1,264,673        (196,648)
                                                              ------------    ------------

Cash flows from investing activities:
    Acquisition of  fixed assets                                   (2,360)         (2,154)
    Product development                                           (16,635)         (3,569)
    Investments and other assets                               (1,403,493)         (2,708)
                                                              ------------    ------------

        Net cash used in investing activities                  (1,422,488)         (8,431)
                                                              ------------    ------------

Cash flows from financing activities:
    Proceeds from line of credit                                   12,858          45,330
    Net proceeds of (payments on) bank term loan                  (13,573)         18,580
    Issuance of common stock for cash                             114,000         100,000
    Common stock subscribed                                        45,411          82,844
    Advances from parent                                            1,726          14,537
                                                              ------------    ------------

        Net cash provided by financing activities                 160,422         261,291
                                                              ------------    ------------

Net increase in cash and cash equivalents                           2,607          56,212

Cash and cash equivalents, beginning of year                       57,700           1,488
                                                              ------------    ------------

Cash and cash equivalents, end of year                        $    60,307     $    57,700
                                                              ============    ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid during the year for:
        Interest                                              $     3,874     $     2,380
                                                              ============    ============

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING ACTIVITY:
    Write-off of fully depreciated fixed assets               $    50,413     $     3,577
                                                              ============    ============

              The accompanying notes are an integral part of these financial statements

                               M2B WORLD PTE. LTD.
                       (FORMERLY KNOWN AS M2B.COM PTE LTD)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------

1.       ORGANIZATION AND BUSINESS
         -------------------------

         M2B World Pte. Ltd. (the Company) was incorporated on April 27, 2000 in Singapore, and is 76.9 % and 83.3% owned by M2B Media Pte. Ltd. (the Parent), a Singapore corporation, at December 31, 2003 and 2002, respectively. The Company provides broadband services including broadband channels, webcasting, and e-commerce applications.

         The Company creates and provides entertainment-on-demand, education-on-demand channels, and on-line shopping malls on broadband. M2B World channels and sites are delivered through both wire and wireless solutions. Its content streams via computers, television sets, PDAs (personal digital assistant), and in the future 3G (third generation) devices. The channels and sites stream video-on-demand to the consumers, which are available 24 hours a day, and seven days a week.

         The company applies broadband technologies to facilitate its growth in the broadband sector. Broadband is high speed, high bandwidth, two-way data, voice and video communications, and is delivered at high transmission rates. The Company has its own broadband streaming system for the streaming of broadband sites globally.

         The company's business model in the area of broadband services aims at providing the company with multiple streams of revenue: on-line subscriptions, advertising and sponsorships, content syndication, e-commerce commissions and on-line dealerships, broadband consulting services and on-line shopping turnkey solutions.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         USE OF ESTIMATES
         ----------------

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         CONCENTRATION OF CREDIT RISK
         ----------------------------

         The credit risk is primarily attributable to the Company's trade receivables. The credit risk on liquid funds is limited because the counterparties are banks with high credit ratings assigned by international credit-rating agencies. The company has no significant concentration of credit risk, with exposure spread over a large number of counterparties and customers.

                               M2B WORLD PTE. LTD.
                       (FORMERLY KNOWN AS M2B.COM PTE LTD)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
         ------------------------------------------

         CASH AND CASH EQUIVALENTS
         -------------------------

         Cash on hand, in banks and short-term deposits are held to maturity and are carried at cost.

         Cash and cash equivalents are defined as cash on hand, demand deposits and short-term, highly liquid investments readily convertible to cash and subject to insignificant risk of changes in value.

         For the purposes of the cash flow statement, cash and cash equivalents consist of cash on hand and deposits in banks, net of outstanding bank overdrafts.

         TRADE AND OTHER RECEIVABLES
         ---------------------------

         Trade receivables, which generally have 30 to 90 day terms, are recognized and carried at the original invoice amount less an allowance for any uncollectible amounts (if any). An estimate for doubtful debts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred.

         PROPERTY AND EQUIPMENT
         ----------------------

         Property and equipment is stated at cost. Expenditures for major improvements are capitalized, while replacements, maintenance and repairs, which do not significantly improve or extend the useful life of the asset, are expensed when incurred.

         Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which is three years.

         PRODUCT DEVELOPMENT
         -------------------

         Development costs attributable to major products are capitalized when technical feasibility and commercial viability are reasonably assured. Amortization is computed on the straight line basis over a period of 5 years.

         IMPAIRMENT OF LONG-LIVED ASSETS
         -------------------------------

         The Company reviews the carrying values of its long-lived and intangible assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. No impairment losses were recorded in 2003 and 2002.

                               M2B WORLD PTE. LTD.
                       (FORMERLY KNOWN AS M2B.COM PTE LTD)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
         ------------------------------------------

         INVESTMENTS
         -----------

         Investments in unconsolidated subsidiaries in which the Company has a 20% to 50% interest or otherwise exercises significant influence are carried at cost, adjusted for the Company's proportionate share of their undistributed earnings or losses.

         ACCOUNTS PAYABLE - RELATED PARTIES
         ----------------------------------

         Amounts due to related parties are unsecured, non-interest bearing and carry no fixed terms of repayment.

         ADVANCES FROM PARENT
         --------------------

         Advances from parent are unsecured, non-interest bearing and carry no fixed terms of repayment.

         FOREIGN CURRENCY TRANSLATION
         ----------------------------

         Transactions in foreign currencies are measured and recorded in Singapore dollars using the exchange rate in effect at the date of the transaction. At each balance sheet date, recorded monetary balances that are denominated in a foreign currency are adjusted to reflect the rate at the balance sheet date and the income statement accounts using the average exchange rates throughout the period. Translation gains and losses are recorded in stockholders' equity as other comprehensive income and realized gains and losses are reflected in operations.

         REVENUE RECOGNITION
         -------------------

         Revenue from the rendering of services that are of short duration is recognized when services are completed.

         ADVERTISING COSTS
         -----------------

         The cost of advertising is expensed as incurred. For the years ended December 31, 2003 and 2002, the Company incurred advertising expenses of $1,067 and $1,339, respectively.

                               M2B WORLD PTE. LTD.
                       (FORMERLY KNOWN AS M2B.COM PTE LTD)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
         ------------------------------------------

         INCOME TAXES
         ------------

         Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

         EARNINGS PER SHARE
         ------------------

         In February 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 128 "Earnings Per Share" which requires the Company to present basic and diluted earnings per share, for all periods presented. The computation of earnings per common share (basic and diluted) is based on the weighted average number of shares actually outstanding during the period. The Company has no common stock equivalents, which would dilute earnings per share.

         FINANCIAL INSTRUMENTS
         ---------------------

         The carrying amounts for the Company's cash, other current assets, accounts payable, accrued expenses, notes payable, and other liabilities approximate their fair value.

3.       PROPERTY AND EQUIPMENT
         ----------------------

         Property and equipment consist of the following at December 31:

                                               2003          2002
                                            ----------    ----------
         Office equipment                   $     396     $  26,611
         Furniture, fixture and fittings       58,857        86,170
                                            ----------    ----------

                                               59,253       112,781

         Accumulated depreciation             (40,387)      (64,056)
                                            ----------    ----------

                                            $  18,866     $  48,725
                                            ==========    ==========

                               M2B WORLD PTE. LTD.
                       (FORMERLY KNOWN AS M2B.COM PTE LTD)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------

3.       PROPERTY AND EQUIPMENT (Continued)
         ----------------------

         Depreciation expense was $24,689 and $32,617 for the years ended December 31, 2003 and 2002, respectively

4.       PRODUCT DEVELOPMENT
         -------------------

         Product development consists of the following at December 31:

                                          2003            2002
                                       ----------      ----------
         Development expenditures      $ 595,413       $ 578,778

         Accumulated amortization       (298,011)       (182,097)
                                       ----------      ----------

                                       $ 297,402       $ 396,681
                                       ==========      ==========

         Amortization expense was $115,914 and $123,126 for the years ended December 31, 2003 and 2002, respectively

5.       INVESTMENT AT EQUITY
         --------------------

         During the year, the Company acquired 50% ownership in CRE8 IP & P Ltd. (investee company), a company incorporated in British Virgin Islands at an investment sum of $1,403,493. The management has confirmed that the Company has no control or significant influence in the investee company as of December 31, 2003. The investment is being accounted for in the equity method of accounting.

         Subsequent to the year end, CRE8 IP & P Ltd. become a wholly owned subsidiary of the Company by the additional acquisition of the remaining 50% equity in the investee company. This subsidiary had no activity during the periods presented.

6.       BANK FINANCING
         --------------

         TERM LOAN
         ---------

         At January 29, 2002, the Company obtained a $27,275 term loan repayable over 2 years under Local Enterprise Finance (LEF) Scheme Loan (Micro
         Loan), which bears interest at 5% per annum or such other rates as may be approved by the Singapore Productivity and Standards Board under the LEF Micro Loan Scheme. This loan is secured by a personal guarantee of a director. The monthly installment payment is $1,288 including principal and interest commencing in April 2002.

                               M2B WORLD PTE. LTD.
                       (FORMERLY KNOWN AS M2B.COM PTE LTD)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------

6.       BANK FINANCING (Continued)
         --------------

         TERM LOAN (Continued)
         ---------

         The following are amounts outstanding at December 31:

                                                     2003           2002
                                                  ---------      ---------

         Total outstanding balance                $  5,007       $ 18,580

         Less: current portion                      (5,007)       (14,224)
                                                  ---------      ---------

                                                  $     --       $  4,356
                                                  =========      =========

         LINE OF CREDIT
         --------------

         The Company has a $58,188 line of credit, repayable on demand, used to fund the Group's short-term working capital requirements. The line of credit bears interest at prime lending rate plus 1% per annum (6% at December 31, 2003). This loan is secured by a certificate of deposit of $58,188 and a personal guarantee of a director. Interest is payable monthly. The outstanding balance was $58,188 and $45,330 at December 31, 2003 and 2002, respectively.

7.       COMMITMENTS AND CONTINGENCIES
         -----------------------------

         LEASES
         ------

         The Company leases its office space under a one year operating lease which expires in February 2005 with a monthly payment of $1,856. Rent expense totaled $10,344 and $11,198 for the years ended December 31, 2003 and 2002, respectively.

         Future minimum lease payments due are as follows for the years ended December 31:

                       2004                          $     18,560
                       2005                                 3,712
                                                     ------------

                                                     $     22,272
                                                     ============

                               M2B WORLD PTE. LTD.
                       (FORMERLY KNOWN AS M2B.COM PTE LTD)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------

8.       CAPITAL STOCK
         -------------

         COMMON STOCK
         ------------

         Series A, B, C and D common stock all have the same right and privileges except for their respective par values.

         In July 2002, the Company issued 1,000,000 shares of $0.10 par value Series B common stock for a cash capital contribution of $100,000.

         In November 2003, the Company issued 300,000 shares of $0.38 par value Series D common stock for a cash capital contribution of $114,000.

         In February 2004, the Company issued 1,000,000 shares of $0.38 par value Series D common stock for a total cash capital contribution of $416,000.

9.       INCOME TAXES
         ------------

         Reconciliation of the differences between the statutory tax and the effective income tax are as follows

                                                 DECEMBER 31, 2003    DECEMBER 31, 2002
                                                 -----------------    ----------------
         U.S. Federal statutory tax                           -%                -%
         U.S. State taxes, net of federal tax                 -%                -%
         Foreign statutory tax rate                        22.0%             22.0%
         Non-deductible items                              23.4%              4.4%
         Tax exemptions                                  (11.2%)            (7.7%)
                                                 -----------------    ----------------

          Effective income tax rate                        34.2%             18.7%
                                                 =================    ================

                               M2B WORLD PTE. LTD.
                       (FORMERLY KNOWN AS M2B.COM PTE LTD)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
--------------------------------------------------------------------------------

9.       INCOME TAXES (Continued)
         ------------

         The components of income tax expense consist of the following for the years ended December 31:

                                         2003         2002
                                        -------      -------
         Current:

         Federal                        $    --      $    --
         State                               --           --
         Foreign                         20,552       15,930
                                        -------      -------

                                        $20,552      $15,930
                                        =======      =======

         The Company operated primarily in Singapore and incurred no United States federal or state income taxes as of December 31, 2003 and December 31, 2002. The Company had no significant deferred tax assets or liabilities as of December 31, 2003 and December 31, 2002.

10.      SUBSEQUENT EVENT
         ----------------

         REORGANIZATION
         --------------

         As of February 25, 2004, the Company made an agreement which provides for the reorganization of M2B World Pte. Ltd., a Singapore corporation with and into Amaru, Inc. (Amaru), a Nevada corporation, with M2B World Pte. Ltd. becoming a wholly-owned subsidiary of Amaru. The agreement is for the exchange of 100% of the outstanding Common Stock of M2B World Pte. Ltd. for 19,500,000 common shares and 143,000 Series A convertible preferred shares of Amaru, which are each convertible into 38.461538 shares of Amaru common stock.

         The exchange was accounted for as a reverse acquisition. Accordingly, for financial statement purposes, M2B World Pte. Ltd. was considered the accounting acquiror and the related business combination was considered a recapitalization of M2B World Pte. Ltd. rather than an acquisition by the Company. The historical financial statements prior to the agreement will be those of M2B World Pte. Ltd. and the name of the consolidated Company going forward will be Amaru, Inc. and Subsidiary.


                                 AMARU, INC. & SUBSIDIARY
                                      BALANCE SHEETS
                        AS OF MARCH 31, 2004 AND DECEMBER 31, 2003

                                                           MARCH 31, 2004
                                                           (CONSOLIDATED)    DECEMBER 31,
                                                             (UNAUDITED)        2003
                                                             -----------     -----------
ASSETS
     Current assets
Cash and cash equivalents                                    $   88,159      $   60,307
Accounts receivable                                              12,108          14,097
Other receivable                                                     --          20,554
Prepaid expenses                                                 17,390          33,758
Deposits                                                          1,699              --
                                                             -----------     -----------
     Total current assets                                       119,356         128,716

     Non current assets
Property, equipment and software, net                         2,436,803          18,866
Product development, net                                        270,485         297,402
Investment at equity                                                 --       1,403,493
Other                                                             2,708           2,708
                                                             -----------     -----------
     Total non current assets                                 2,709,996       1,722,469
                                                             -----------     -----------

     Total assets                                            $2,829,352      $1,851,185
                                                             ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
     Current liabilities
Accounts payable                                             $  538,109      $   64,738
Accounts payable- related parties                                    --         423,444
Line of credit                                                    4,891          58,188
Term loan current portion                                            --           5,007
Income tax payable                                              178,914          36,994
Advances from parent                                             58,276          55,518
                                                             -----------     -----------
     Total current liabilities                                  780,190         643,889

     Shareholders' equity
Series A convertible preferred stock (par value $0.001)
  5,000,000 shares authorized: 143,000 and 0 shares issued and outstanding at March 31, 2004 and December 31, 2003,
  respectively                                                      143              --
Common stock (par value $0.001) 20,000,000 shares
  authorized; 20,000,000 shares issued and outstanding
  at March 31, 2004 and 18,136,364 at December 31, 2003          20,000          18,136
Paid in capital                                               1,287,585         867,292
Subscribed common stock, 0 and 337,513 shares at
  March 31, 2004 and December 31, 2003, respectively.                --         128,255
Retained earnings                                               698,718         160,696
Comprehensive loss on translation                                42,716          32,917
                                                             -----------     -----------
     Total shareholders' equity                               2,049,162       1,207,296
                                                             -----------     -----------

     Total liabilities and shareholders' equity              $2,829,352      $1,851,185
                                                             ===========     ===========

                      The accompanying notes to financial statements
                          are an integral part of this statement


                                      AMARU, INC. & SUBSIDIARY
                                        STATEMENTS OF INCOME
                         FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                                             (UNAUDITED)

                                                         FOR THE THREE
                                                          MONTHS ENDED     FOR THE THREE
                                                         MARCH 31, 2004     MONTHS ENDED
                                                         (CONSOLIDATED)    MARCH 31, 2003
                                                          -------------     -------------
Revenue                                                   $  1,036,521      $      1,621
Cost of services                                               116,034             6,797
                                                          -------------     -------------
Gross profit (loss)                                            920,487            (5,176)

Distribution costs                                               8,973             3,255
Administrative expenses                                        180,862            51,663
                                                          -------------     -------------
 Total expenses                                                189,835            54,918

                                                          -------------     -------------
Income (loss) from operations                                  730,652           (60,094)
Finance expenses                                                  (454)             (925)
Income taxes                                                  (159,172)               --
                                                          -------------     -------------
Net income (loss)                                         $    571,026      $    (61,019)
                                                          =============     =============

Earnings (net loss) per share                             $       0.03      $      (0.00)
                                                          =============     =============
Weighted average number of common shares outstanding        19,088,384        17,727,273
                                                          =============     =============

                           The accompanying notes to financial statements
                               are an integral part of this statement


                                                     AMARU, INC. & SUBSIDIARY
                                                 STATEMENT OF STOCKHOLDERS' EQUITY
                                            AS OF DECEMBER 31, 2003 AND MARCH 31, 2004

                              Series A Convertible
                                 Preferred Stock            Common Stock
                             ----------------------- ------------------------------
                                                                                                                        Accumulated
                                                                                                                           Total
                                                                         Additional                                        stock-
                                Number   Par Value   Number of  Par value  Paid-in     Subscribed   Retained  Translation  holders'
                              of Shares  ($0.001)      shares   ($0.001)   capital       stock      Earnings     gain      equity
                             -------------------------------------------------------------------------------------------------------
Balance December 31, 2002          --   $     --     17,727,273   $17,727    $753,701      $82,844   $121,166  $ (4,475) $  970,963

Common stock issued for cash       --         --        409,091       409     113,591           --         --        --     114,000

Common stock subscribed at
 various dates                     --         --             --        --          --       45,411         --        --      45,411

Net income                         --         --             --        --          --           --     39,530        --      39,530

Comprehensive gain on
translation                        --         --             --        --          --           --         --    37,392      37,392
                                                                                                                         -----------
Comprehensive income                                                                                                         76,922
                             -------------------------------------------------------------------------------------------------------

Balance December 31, 2003          --         --     18,136,364    18,136     867,292      128,255    160,696    32,917   1,207,296

Shares issued for cash
Feb. 10, 2004                      --         --      1,363,636     1,364     414,636     (128,255)        --        --     287,745

Reverse acquisition           143,000        143        500,000       500       5,657           --   (33,004)        --     (26,704)

Net income                         --         --             --        --          --           --    571,026        --     571,026

Comprehensive gain on
translation                        --         --             --        --          --           --         --     9,799       9,799
                                                                                                                         -----------
Comprehensive income                                                                                                        580,825
                             -------------------------------------------------------------------------------------------------------

Balance March 31, 2004
(Unaudited)                   143,000  $     143     20,000,000   $20,000  $1,287,585      $    --   $698,718  $ 42,716  $2,049,162
                             =======================================================================================================

                                          The accompanying notes to financial statements
                                              are an integral part of this statement


                            AMARU, INC. & SUBSIDIARY
                             STATEMENTS OF CASH FLOW
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                                   (UNAUDITED)

                                                    FOR THE THREE
                                                     MONTHS ENDED     FOR THE THREE
                                                    MARCH 31, 2004     MONTHS ENDED
                                                    (CONSOLIDATED)    MARCH 31, 2003
                                                     ------------     ------------
CASH FLOW FROM OPERATING ACTIVITIES
     Net income (loss)                             $   571,026        $   (61,019)
     Adjustments to reconcile net income (loss)
       to cash (used) or provided by operations
     Amortization                                       29,205             30,643
     Depreciation                                        3,021              8,374

   Changes in operating assets and liabilities
     Accounts receivable                                 1,989              4,549
     Prepaid and other                                  35,223                378
     Pccounts payable                                   50,041             (1,107)
     Income tax payable                                141,920               (111)
     Other                                               9,799             (8,443)
                                                   ------------       ------------
Cash provided from operating activities                842,224            (26,736)

CASH USED IN INVESTING ACTIVITIES
     Software development cost                          (2,288)                --
     Acquisition of software                        (1,016,734)                --
     Acquisition of equipment                             (731)                --
                                                   ------------       ------------
Cash used in investing activities                   (1,019,753)                --

CASH PROVIDED FROM FINANCING ACTIVITIES
     Payable to related party                            2,644             (2,130)
     Payments on line of credit and loans              (58,304)           (10,373)
     Recapitalization of M2B World Pte. Ltd.           (33,004)                --
     Proceeds from sale of stock                       294,045                 --
     Proceeds from stock subscriptions                      --             38,368
                                                   ------------       ------------
Total provide from financing activities                205,381             25,865

Cash flow from all activities                           27,852               (871)

Cash balance at beginning of period                     60,307             57,700
                                                   ------------       ------------

Cash balance at end of year                        $    88,159        $    56,829
                                                   ============       ============


                 The accompanying notes to financial statements
                     are an integral part of this statement

                            AMARU, INC. & SUBSIDIARY
                          NOTES TO FINANCIAL STATEMENTS
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                                   (UNAUDITED)

BASIS OF PRESENTATION
---------------------

The financial information included herein is unaudited. However, such information reflects all adjustments (consisting solely of normal occurring adjustments) which are, in the opinion of management, necessary for a fair statement of results for the interim periods. The results of operations for the three months ended March 31, 2004, are not necessarily indicative of the results to be expected for the full year.

The accompanying financial statements do not include footnotes and certain financial presentations normally required under generally accepted accounting principles; and, therefore, should be read in conjunction with the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, and Form 8Ka, filed on May 24, 2004.

REORGANIZATION
--------------

As of February 25, 2004, the Company made an agreement which provides for the reorganization of M2B World Pte. Ltd., a Singapore corporation with and into Amaru, Inc. (Amaru), a Nevada corporation, with M2B World Pte. Ltd. (M2B), becoming a wholly-owned subsidiary of Amaru. The agreement is for the exchange of 100% of the outstanding Common Stock of M2B World Pte. Ltd. for 19,500,000 common shares and 143,000 Series A convertible preferred shares of Amaru, which are each convertible into 38.461538 shares of Amaru common stock.

The exchange was accounted for as a reverse acquisition. Accordingly, for financial statement purposes, M2B World Pte. Ltd. was considered the accounting acquiror and the related business combination was considered a recapitalization of M2B World Pte. Ltd. rather than an acquisition by the Company. The historical financial statements prior to the agreement will be those of M2B World Pte. Ltd. and the name of the consolidated Company going forward will be Amaru, Inc. and Subsidiary.

On this basis, the historical financial statements prior to February 28, 2004 have been restated to be those of the accounting acquirer M2B World Pte. Ltd. The historical stockholders' equity prior to the reverse acquisition has been retroactively restated (a recapitalization) for the equivalent number of shares received in the acquisition after giving effect to any difference in par value of the issuer's and acquirer's stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 24, 2004                           AMARU, INC.

                                              By:  /s/ Colin Binny
                                                  --------------------------
                                                  Colin Binny
                                                  President